EXHIBIT 10.1

                     AMENDMENT NO. 2 TO CREDIT AGREEMENT

     This Amendment dated as of the 1st day of May, 2002 by and between Smtek International, Inc., a Delaware corporation ("Company") and Comerica Bank, a Michigan banking corporation, ("Bank").

                                  WITNESSETH:

     WHEREAS, Company and Bank entered into a Credit Agreement dated September 25, 2001, as amended by one amendment ("Agreement").

     WHEREAS, Company and Bank desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, the Company and the Bank agree as follows:

     1. The following definitions set forth in Section 1 of the Agreement are amended in their entireties as follows:

       "'Applicable Eurodollar Margin' shall mean three and one quarter percent (3.25%)."

       "'Prime-based Rate' shall mean for any day a per annum interest rate which is the sum of the Applicable Prime Margin plus the greater of
       (i) the Prime Rate or (ii) the Alternate Base Rate."

     2.  The following definition of Applicable Prime Margin is added to the
Agreement:

         "'Applicable Prime Margin' shall mean one half of one percent
         (1/2%)."

     3. The definitions of Permitted Foreign Acquisitions, Permitted U.S. Acquisitions and Base Adjusted Tangible Net Worth in Section 1 of the Agreement are deleted in their entirety.

     4. Section 2.3(e) of the Agreement is amended to read in its entirety as follows:

        "[Intentionally Left Blank.]"

      The Agreement is amended to provide that Company cannot use the proceeds of any Advance or Equipment Note to fund any portion of the purchase price of an acquisition without the prior written consent of the Bank.

     5. Section 2.7 of the Agreement is amended to increase the commitment fee from "one eighth of one percent (1/8%)" to "one quarter of one percent (1/4%)". The commitment fee shall be payable monthly in arrears on the first day of each month.

      6. Sections 2.1 and 2.6 of the Agreement are amended to change each reference therein to "Sixteen Million Dollars ($16,000,000)" to "Eleven Million Dollars ($11,000,000)".

     7. Company and Bank agree that Company shall not be entitled to obtain any additional advances of the equipment credit under Section 3 of the Agreement.

     8. Section 8.1(c) is amended to provide that Company shall provide to Bank a borrowing base report, in form acceptable to Bank weekly on Wednesday of each week as of Friday of the preceding week.

     9. Section 8.11 of the Agreement is amended to read in its entirety as follows:

         "Maintain as of the end of each fiscal quarter an Adjusted Tangible Net Worth of not less than the following amounts during the periods specified below:

         March 31, 2002 through June 29, 2003          $5,150,000
         June 30, 2003 and thereafter                  $6,000,000"

     10. Section 8.12 of the Agreement is amended to read in its entirety as follows:

         "Maintain as of the end of each fiscal quarter a ratio of Total Debt to Adjusted Tangible Net Worth of not more than the following amounts during the periods specified below:

         March 31, 2002 through June 29, 2003          6.25 to 1.0
         June 30, 2003 and thereafter                  5.25 to 1.0"

     11. Section 8.15 of the Agreement is amended to read in its entirety as follows:

         "Not permit during any fiscal year a year to date loss of greater than the following amounts for the fiscal years set forth below:

         Fiscal Year 2002                 ($6,000,000)
         Fiscal Year 2003                 ($1,500,000)"

     12. Sections 8.13 and 8.14 of the Agreement are amended to read in their entireties as follows:

         "[Intentionally Left Blank.]"

     13. Section 9.4 is amended to change the comma after the word "acquisition" to a period and to delete the clause which begins with "except Permitted U.S. Acquisitions".

     14. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections
7.1 through 7.5 and 7.7 through 7.12 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 7.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 8.1 of the Agreement; and (d) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement, has occurred and is continuing as of the date hereof.

     15. This Amendment shall be effective upon (i) execution of this Amendment by Company and Bank, (ii) execution of the attached Affirmation by the Guarantors, and (iii) payment by Company to Bank of a non-refundable amendment fee in the amount of $25,000.

     16. Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

     WITNESS the due execution hereof on the day and year first above written.

COMERICA BANK                        SMTEK INTERNATIONAL, INC.

By:  /s/ Beth Brockmann              By:  /s/ Kirk A. Waldron
    -------------------------            -----------------------------------

Its:  Vice President                 Its:  Chief financial Officer/Treasurer
     ------------------------             ----------------------------------

                                  AFFIRMATION

The undersigned Guarantors acknowledge the foregoing amendment and ratify and confirm their obligations under their Guaranties dated September 25, 2001 and October 18, 2001, which Guaranties remain in full force and effect in accordance with their respective terms.

                                     SMTEK, INC.

                                     By:  /s/ Kirk A. Waldron
                                         -----------------------------------
                                         Signature of Kirk A. Waldron
                                     Its:  Treasurer


                                     JOLT TECHNOLOGY, INC.

                                     By:  /s/ Kirk A. Waldron
                                         -----------------------------------
                                         Signature of Kirk A. Waldron
                                     Its:  Treasurer


                                     TECHNETICS, INC.

                                     By:  /s/ Kirk A. Waldron
                                         -----------------------------------
                                         Signature of Kirk A. Waldron
                                     Its:  Treasurer


                                     SMTEK BOCA RATON, INC.

                                     By:  /s/ Kirk A. Waldron
                                         -----------------------------------
                                         Signature of Kirk A. Waldron
                                     Its:  Treasurer


                                     SMTEK SANTA CLARA, INC.

                                     By:  /s/ Kirk A. Waldron
                                         -----------------------------------
                                         Signature of Kirk A. Waldron
                                     Its:  Treasurer


                                     SMTEK NEW ENGLAND, INC.

                                     By:  /s/ Kirk A. Waldron
                                         -----------------------------------
                                         Signature of Kirk A. Waldron
                                     Its:  Treasurer









- 1 -